UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 23, 2023

Citius Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-38174	27-3425913
(Commission File Number)	(IRS Employer Identification No.)

11 Commerce Drive, 1st Floor, Cranford, NJ	07016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (908) 967-6677

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	CTXR	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 23, 2023, Citius Pharmaceuticals, Inc. (“Citius Pharma”) and Citius Oncology, Inc. (“SpinCo”), a wholly owned subsidiary of Citius Pharma, entered into an agreement and plan of merger and reorganization (the “Merger Agreement”) with TenX Keane Acquisition, a Cayman Islands exempted company (“TenX”), and TenX Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of TenX (“Merger Sub”).

The Merger Agreement provides, among other things, (i) on the terms and subject to the conditions set forth therein, that Merger Sub will merge with and into SpinCo, with SpinCo surviving as a wholly owned subsidiary of TenX (the “Merger”), and (ii) that prior to the effective time of the Merger (the “Effective Time”), TenX will migrate to and domesticate as a Delaware corporation in accordance with Section 388 of the General Corporation Law of the State of Delaware and the Cayman Islands Companies Act (As Revised) (the “Domestication”). Upon the closing of the Merger (the “Closing”), it is anticipated that TenX will change its name to “Citius Oncology, Inc.” (“New Citius Oncology”). The Domestication, Merger and the other transactions contemplated by the Merger Agreement are referred to herein as the “Business Combination”. Shares of TenX common stock following the Domestication are referred to herein as “New Citius Oncology Shares”. The date on which the Closing actually occurs is referred to herein as the “Closing Date”.

The Merger Agreement, Business Combination and the transactions contemplated thereby were unanimously approved by the boards of directors of each of Citius Pharma, SpinCo and TenX.

Consideration and Structure

In accordance with the terms and subject to the conditions of the Merger Agreement, at the Effective Time of the Merger and following the Domestication: (i) each share of common stock of SpinCo issued and outstanding immediately prior to the Effective Time will be cancelled and automatically converted into the right to receive, without interest, a number of New Citius Oncology Shares equal to the Base Exchange Ratio (as defined below); and (ii) each option to purchase a share of SpinCo common stock that is then outstanding will be converted into the right to receive an option to purchase a number of New Citius Oncology Shares as determined by the Base Exchange Ratio with substantially the same terms and conditions as are in effect with respect to such option immediately prior to the Effective Time, with the exercise price thereof adjusted by the Base Exchange Ratio. TenX and Citius Pharma negotiated and set the Base Exchange Ratio based on their assumptions about the value of New Citius Oncology following the Merger. The “Base Exchange Ratio” is the quotient of (a) 67,500,000, divided by (b) the aggregate number of shares of SpinCo Common Stock outstanding as of immediately prior to the Effective Time.

The Business Combination is expected to close in the first half of 2024, subject to the closing conditions, as further described below.

Representations and Warranties; Covenants

The parties to the Merger Agreement have agreed to customary representations and warranties for transactions of this type. In addition, the parties to the Merger Agreement have agreed to be bound by certain customary covenants for transactions of this type, including, among others, covenants with respect to the conduct of Citius Pharma, SpinCo, TenX and Merger Sub during the period between execution of the Merger Agreement and the Closing. The representations, warranties, agreements and covenants of the parties set forth in the Merger Agreement will terminate at the Closing, except for those covenants and agreements that, by their terms, contemplate performance after the Closing. Each of the parties to the Merger Agreement has agreed to use its reasonable best efforts to take or cause to be taken all actions and things necessary, proper or advisable to consummate the Business Combination.

Conditions to Closing

Under the Merger Agreement, the obligations of each of Citius Pharma, SpinCo, TenX and Merger Sub to consummate the Merger are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, among others: (i) all requisite regulatory approvals, including under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules and regulations promulgated thereunder, have been obtained and remain in full force and effect and all statutory waiting periods in respect thereof have expired or been terminated; (ii) the registration statement and proxy statement/prospectus to be filed by TenX relating to the issuance of New Citius Oncology Shares pursuant to the Merger Agreement (the “Registration Statement”) becoming effective under the Securities Act of 1933, as amended (the “Securities Act”) and no actual or threatened stop order suspending the effectiveness of the Registration Statement having been issued; (iii) the approval and adoption of the Merger Agreement and the transactions contemplated thereby by the requisite vote of TenX’s shareholders (the “Parent Shareholder Approval”) and the requisite approval of Citius Pharma, as SpinCo’s sole shareholder; (iv) no existence of any order, statute, rule or regulation enjoining or prohibiting the consummation of the Business Combination; and (v) TenX having at least $5,000,001 in net tangible assets (as determined in accordance with Rule 3a51(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) at or prior to the Effective Time.

The obligation of Citius Pharma and SpinCo to consummate the Merger is also subject to the satisfaction or waiver of certain other closing conditions, including, among others: (i) the absence of a Parent Material Adverse Effect (as defined in the Merger Agreement) since the date of the Merger Agreement; (ii) the Domestication having been completed; (iii) TenX having not received any written notice from The Nasdaq Stock Market LLC (“Nasdaq”) that it has failed, or would reasonably be expected to fail to meet the Nasdaq initial or continued listing requirements as of the Closing Date for any reason, where such notice has not been subsequently withdrawn by Nasdaq or the underlying failure appropriately remedied or satisfied; and (v) the Sponsor (as defined below) having paid all Estimated Parent Transaction Expenses (as defined in the Merger Agreement) in excess of $500,000, if any.

The obligation of TenX and the Merger Sub to consummate the Business Combination is also subject to the satisfaction or waiver of certain other closing conditions, including, among others, the absence of a SpinCo Material Adverse Effect (as defined in the Merger Agreement) since the date of the Merger Agreement.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including, but not limited to: (i) by the mutual written consent of Citius Pharma and TenX; (ii) by either Citius Pharma or TenX if prior to the Closing the FDA issues a complete response letter in response to any resubmission of Citius Pharma’s biologics license application for LymphirTM (denileukin diftitox) to the U.S. Food and Drug Administration (iii) by written notice from Citius Pharma or TenX, if the Closing has not occurred on or prior to September 30, 2024 (the “Outside Date”); (iv) by either Citius Pharma or TenX, if any law or order prohibiting, restraining or making illegal the consummation of the Merger is in effect and has become final and non-appealable; (v) by TenX, subject to certain exceptions, if Citius Pharma or SpinCo breach of any representation, warranty, covenant or agreement or any such representation and warranty becomes untrue or inaccurate after the date of the Merger Agreement, such that certain conditions would not be satisfied at the Effective Time, and which, (i) is not cured by the Citius Pharma or SpinCo by the earlier of: (x) 15 days after receipt of written notice thereof; or (y) the Outside Date, or (ii) is incapable of being cured prior to the Outside Date; (vi) by Citius Pharma, subject to certain exceptions, if TenX or Merger Sub breach of any representation, warranty, covenant or agreement or any such representation and warranty becomes untrue or inaccurate after the date of the Merger Agreement, such that certain conditions would not be satisfied at the Effective Time, and which, (i) is not cured by TenX or Merger Sub by the earlier of: (x) 15 days after receipt of written notice thereof; or (y) the Outside Date, or (ii) is incapable of being cured prior to the Outside Date; (vii) by Citius Pharma or TenX, if the Parent Shareholder Approval is not obtained or if TenX shareholders do not approve amending TenX’s governing documents to extend the final date on which TenX must consummate a business combination; and (viii) by Citius Pharma, prior to February 29, 2024, in order to accept an Acquisition Proposal (as defined in the Merger Agreement), provided, that Citius Pharma pays a $5,000,000 Termination Fee (as defined in the Merger Agreement) to TenX.

If the Merger Agreement is validly terminated, none of the parties to the Merger Agreement will have any liability or any further obligation under the Merger Agreement, other than customary confidentiality obligations, except with respect to (i) liabilities for any Actual Fraud or Willful Breach (each, as defined in the Merger Agreement) (ii) any due but unpaid portion of any applicable Extension Fee (as defined in the Merger Agreement) owed by Citius Pharma, or (iii) the Termination Fee, as applicable, and as described above.

The foregoing description of the Merger Agreement and the Business Combination does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Merger Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Merger Agreement. The Merger Agreement is being filed to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties to the Merger Agreement. In particular, the representations, warranties, covenants and agreements contained in the Merger Agreement, which were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors, security holders and reports and documents filed with the SEC. Investors and security holders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Merger Agreement may be subject to subsequent waiver or modification by the parties.

Other Agreements

The Merger Agreement contemplates the execution of various additional agreements and instruments, on or before the Closing Date, including, among others, the following:

Sponsor Support Agreement

Concurrently with the execution of the Merger Agreement, 10XYZ Holdings LP, a Delaware limited partnership (the “Sponsor”), entered into a support agreement with TenX, Citius Pharma and SpinCo (the “Sponsor Support Agreement”), pursuant to which the Sponsor agreed to, among other things: (i) vote in favor of the Transaction Proposals (as defined in the Merger Agreement) and in favor of any proposal in respect of an Extension Amendment (as defined in the Merger Agreement); (ii) vote against (or withhold written consent of) any business combination or any proposal relating thereto (in each case, other than as contemplated by the Merger Agreement); (iii) vote against (or withhold written consent of) any merger agreement or merger, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by TenX (other than the Merger Agreement and the transactions contemplated thereby); (iv) vote against (or withhold written consent of) any change in the business, management or board of directors of TenX (other than as contemplated by the Merger Agreement); (v) vote against (or withhold written consent of) any proposal, action or agreement that would (A) impede, frustrate, prevent or nullify any provision of the Sponsor Support Agreement or the Merger Agreement or any of the transactions contemplated thereby, (B) result in a breach in any respect of any covenant, representation, warranty or any other obligation or agreement of TenX or Merger Sub under the Merger Agreement, (C) result in any of the conditions set forth in Section 8.1(c), Section 8.1(f) or Section 8.2 of the Merger Agreement not being fulfilled or (D) change in any manner the dividend policy or capitalization of TenX, including the voting rights of any class of capital stock of TenX; and (vi) pay in full any Parent Estimated Transaction Expenses in excess of $500,000, if any.

Additionally, the Sponsor Support Agreement provides that, following the Closing, New Citius Oncology will reimburse the Sponsor for amounts outstanding under the promissory notes TenX issued to the Sponsor evidencing the Sponsor’s deposits into the Trust Account (as defined in the Investment Management Trust Agreement, dated as of October 13, 2022, between TenX and American Stock Transfer & Trust Company, LLC, as trustee (the “Trust Agreement”)) to extend the timeline to complete a business combination (the “Extension Promissory Notes”). New Citius Oncology will be obligated to make such reimbursements only if, following payment in respect of any redemptions by TenX’s shareholders, at least $2,000,000 remains of the liquidated Trust Account Property (as defined in the Trust Agreement) and New Citius Oncology has reimbursed Citius Pharma pursuant to Section 7.16(b)(iii) of the Merger Agreement. New Citius Oncology’s reimbursement of amounts outstanding under the Extension Promissory Notes may only be made using amounts remaining of the liquidated Trust Account Property. To the extent the Extension Promissory Notes are not reimbursed in full, such amounts outstanding will convert into New Citius Oncology common stock.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Support Agreement, a copy of which is attached as Exhibit 10.1 hereto, and the terms of which are incorporated herein by reference.

Amended and Restated Registration Rights Agreement

The Merger Agreement contemplates that, at or prior to the Closing, TenX (as New Citius Oncology), the Sponsor and certain of their respective affiliates and certain stockholders of Citius Oncology will enter into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), which, among other things, will govern the registration of certain New Citius Oncology Shares for resale and be effective as of the Closing.

Additionally, the Sponsor and certain stockholders of Citius Oncology who are a party to the agreement have restrictions on transferring New Citius Oncology Shares (or any security convertible into, or exercisable or exchangeable for New Citius Oncology Shares) beginning at Closing until the date that is six months after Closing; provided that the restrictions may be lifted early if (a) the price of the New Citius Oncology Shares equals or exceeds $12.00 per share for any 20 trading days within any 30-day trading period, or (b) New Citius Oncology completes a transaction that results in public shareholders having the right to exchange their New Citius Oncology Shares for cash, securities or other property.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights Agreement, a form of which is attached as Exhibit 10.2 hereto, and the terms of which are incorporated herein by reference.

Amended and Restated Shared Services Agreement

The Merger Agreement contemplates that, at the Closing, Citius Pharma and New Citius Oncology will enter into an amended and restated shared services agreement (the “Shared Services Agreement”), which, among other things, will govern certain management and scientific services that Citius Pharma will provide New Citius Oncology and will be effective as of the Closing.

The foregoing description of the Shared Services Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Shared Services Agreement, a form of which is attached as Exhibit 10.3 hereto, and the terms of which are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On October 24, 2023, Citius Pharma issued a press release announcing that on October 23, 2023, it executed the Merger Agreement with SpinCo, TenX and Merger Sub. A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

On October 23, 2023, Citius Pharma posted an updated Corporate Presentation on its website. A copy of the Corporate Presentation is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information in this Item 7.01, as well as Exhibit 99.1 and Exhibit 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Additional Information

In connection with the Business Combination, TenX intends to file with the SEC a Registration Statement on Form S-4, which will include a preliminary prospectus and preliminary proxy statement (the “TenX Registration Statement”). TenX will mail a definitive proxy statement/final prospectus and other relevant documents to its shareholders. This communication is not a substitute for the TenX Registration Statement, the definitive proxy statement/final prospectus or any other document that TenX will send to its shareholders in connection with the Business Combination. Investors and security holders of TenX are advised to read, when available, the proxy statement/prospectus in connection with TenX’s solicitation of proxies for its extraordinary meeting of shareholders to be held to approve the Business Combination (and related matters) because the proxy statement/prospectus will contain important information about the Business Combination and the parties to the Business Combination. The definitive proxy statement/final prospectus will be mailed to shareholders of TenX as of a record date to be established for voting on the Business Combination. Shareholders will also be able to obtain copies of the proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: TenX Keane Acquisition, c/o Taylor Zhang, 420 Lexington Ave., Suite 2446, New York, New York 10170.

Participants in the Solicitation

This communication is not a solicitation of a proxy from any investor or security holder. However, Citius Pharma, SpinCo, TenX and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from shareholders of TenX in connection with the proposed Business Combination under the rules of the SEC. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the stockholders of TenX in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus when it is filed with the SEC. Information about the directors and executive officers of TenX may be found in its Annual Report on Form 10-K filed with the SEC on April 17, 2023. Information about the directors and executive officers of Citius Pharma may be found in its definitive proxy statement relating to its 2023 Annual Meeting of Stockholders filed with the SEC on December 22, 2022. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the TenX Registration Statement, prospectus and proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding the expected timing and structure of the Business Combination and the ability of the parties to complete the Business Combination are forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of Citius Pharma, SpinCo and TenX, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. The forward-looking statements contained in this Current Report on Form 8-K are based on current expectations and beliefs concerning future developments and their potential effects on Citius Pharma, SpinCo or TenX. There can be no assurance that future developments affecting Citius Pharma, SpinCo or TenX will be those that Citius Pharma, SpinCo or TenX have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of Citius Pharma, SpinCo and TenX) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following: the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Citius Pharma’s common stock; the risk that the Business Combination may not be completed by TenX’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by TenX; the failure to satisfy the conditions to the consummation of the Business Combination, including the adoption of the Merger Agreement by the stockholders of TenX; the satisfaction of the minimum trust account amount following redemptions by TenX’s public stockholders; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the effect of the announcement or pendency of the transaction on Citius Pharma’s business relationships, performance, and business generally; risks that the proposed business combination disrupts current plans or operations of Citius Pharma; the outcome of any legal proceedings that may be instituted against Citius Pharma or TenX related to the Merger Agreement or the proposed Business Combination; the ability to maintain the listing of TenX’s securities (which would be New Citius Oncology Shares) on Nasdaq after the closing of the Business Combination; after the closing of the Business Combination, the price of the New Citius Oncology Shares may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which Citius Oncology will operate, variations in performance across competitors, changes in laws and regulations affecting Citius Oncology’s business and changes in its capital structure; the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities provided by the business combination; the cost and timing of the resubmission of the BLA for LYMPHIR; the FDA may not approve our BLA for LYMPHIR; our need for substantial additional funds; the estimated markets for our product candidates and the acceptance thereof by any market; our ability to commercialize our products if approved by the FDA; our dependence on third-party suppliers; the ability of our product candidates to impact the quality of life of our target patient populations; our ability to successfully undertake and complete clinical and non-clinical trials and the results from those trials for our product candidates; risks relating to the results of research and development activities, including those from existing and new pipeline assets; uncertainties relating to preclinical and clinical testing; the early stage of products under development; market and other conditions; our ability to attract, integrate, and retain key personnel; risks related to our growth strategy; patent and intellectual property matters; our ability to obtain, perform under and maintain financing and strategic agreements and relationships; our ability to identify, acquire, close and integrate product candidates and companies successfully and on a timely basis; our ability to procure cGMP commercial-scale supply; government regulation; competition; as well as other risks described in our SEC filings. These risks have been and may be further impacted by Covid-19 and global geopolitical events, such as the war in Ukraine and the Middle East; as well as other risks detailed from time to time in Citius Pharma’s and TenX’s reports filed with the SEC, including Citius Pharma’s and TenX’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive.

Any forward-looking statements speak only as of the date of this report. None of Citius Pharma, SpinCo or TenX undertakes, and each party expressly disclaims, any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

No Offer or Solicitation

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

2.1*	Agreement and Plan of Merger, dated as of October 23, 2023, by and among Citius Pharmaceuticals, Inc., Citius Oncology, Inc., TenX Keane Acquisition, and TenX Merger Sub Inc.
10.1*	Sponsor Support Agreement, dated as of October 23, 2023, by and among 10XYZ Holdings LP, TenX Keane Acquisition, Citius Pharmaceuticals, Inc. and Citius Oncology, Inc.
10.2	Form of Amended and Restated Registration Rights Agreement.
10.3*	Form of Amended and Restated Shared Services Agreement.
99.1	Press Release, dated October 24, 2023.
99.2	Corporate Presentation of October 2023.
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

*	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2) or 601(a)(5), as applicable. Citius Pharma agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIUS PHARMACEUTICALS, INC.

Date: October 24, 2023	By:	/s/ Leonard Mazur
		Name:	Leonard Mazur
Chairman and Chief Executive Officer